                                                                   EXHIBIT 10.16

                             THIRD LEASE AMENDMENT

     This Lease Amendment is made and entered into on this the 15th day of June, 1998, by and between Park Medical Associates, (Lessor) and Mecklenburg Medical Group, Inc. (Lessee).

                              W I T N E S S E T H

     This Agreement amends a certain Office Lease (the Lease) dated May 16, 1988, First Amendment dated March 21, 1989 and Second Amendment dated April 30, 1996, between Lessor and Lessee as is hereinafter set forth.

     WHEREAS, the parties wish to amend the Lease as is hereinafter set forth.

     NOW, THEREFORE, the parties hereby agree, effective June 1, 1998, to amend the Lease as follows:

     1. TO INCREASE RENTABLE SQUARE FOOTAGE BY 2,344 SQUARE FEET TO INCLUDE SUITE 203. TOTAL RENTABLE SQUARE FOOTAGE TO BE 10,019.

     2. DELIVERY DATE FOR SUITE 203 SHALL BE JUNE 1, 1998.

     3. EFFECTIVE JUNE 1, 1998 NEW MONTHLY RENTAL WILL BE $19,543.27. THE MONTHLY RENTAL AMOUNT INCLUDES BASE RENT AND BASE OPERATING COST. PLEASE REFER TO SECTION 3 ON PAGE 2 OF THE ORIGINAL LEASE DOCUMENT FOR CLARIFICATION.

     4. TO EXTEND LEASE AN ADDITIONAL FIVE (5) YEARS. NEW EXPIRATION DATE TO BE FEBRUARY 28, 2004.

     5. LESSOR AND LESSEE AGREE THAT THIS LEASE MAY BE EXTENDED AT THE OPTION OF THE LESSEE FOR ONE (1) ADDITIONAL FIVE (5) YEAR TERM UPON THE SAME CONDITIONS AS THE ORIGINAL LEASE EXCEPT THAT THE RENTAL RATE SHALL BE ADJUSTED TO THE THEN PREVAILING MARKET RATE AT EACH RENEWAL PERIOD, BUT IN NO CASE WILL THE RENT BE LESS THAN OR MORE THAN THE THEN FAIR MARKET RENTAL AND AGREEABLE BY BOTH PARTIES.

     6. IF LESSEE SHALL DESIRE TO EXERCISE ITS OPTION AS TO SUCH RENEWAL TERM, IT SHALL GIVE LESSOR WRITTEN NOTICE OF SUCH INTENTION NOT LESS THAN 90 DAYS PRIOR TO THE EXPIRATION OF THE THEN CURRENT TERM. IF LESSEE SHALL FAIL TO GIVE ANY SUCH NOTICE WITHIN SUCH TIME PERIOD, ALL ITS RIGHTS UNDER PARAGRAPH 5 SHALL THEREUPON TERMINATE AND THE TERM OF THIS LEASE SHALL END AT THE END OF THE THEN CURRENT TERM.

          7. EFFECTIVE JANUARY 1, 1999 RENTAL AMOUNT WILL REDUCE TO $22.50/RSF OR $225,427.50 ANNUALLY, TO BE MADE IN MONTHLY PAYMENTS OF $18,785.63. THE MONTHLY RENTAL AMOUNT INCLUDES BASE RENT AND
               BASE OPERATING COST. PLEASE REFER TO SECTION 3 ON PAGE 2 OF THE ORIGINAL LEASE DOCUMENT FOR CLARIFICATION.

     EXCEPT AS EXPRESSLY AMENDED by this Third Amendment, the Lease, as amended by the First Amendment and the Second Amendment, shall remain in full force and effect.

     IN CONSIDERATION WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


WITNESS:



/s/ [Signature Illegible]                /s/ [Signature Illegible]
-------------------------           By: -------------------------------
Secretary                           Lessee: Mecklenburg Medical Group, Inc.


WITNESS/ATTEST:



/s/ [Signature Illegible]                /s/ Diane B. Rivers
-------------------------           By: -------------------------------
                                    Lessor: Park Medical Associates

                             SECOND LEASE AMENDMENT

     This Lease Amendment is made and entered into on this the 30th day of April, 1996, by and between Park Medical Associates, (Lessor) and Mecklenburg Medical Group, (Lessee).

                              W I T N E S S E T H

     This Agreement amends a certain Office Lease (the Lease) dated May 16, 1988, and certain First Lease Amendment dated March 21, 1989, between Lessor and Lessee as is hereinafter set forth.

     WHEREAS, the parties wish to amend the Lease as is hereinafter set forth.

     NOW, THEREFORE, the parties hereby agree, effective April 30, 1996, to amend the Lease as follows:

     1. TO INCREASE RENTABLE SQUARE FOOTAGE TO 7,675 TO INCLUDE SUITE 206.

     2. DELIVERY DATE FOR SUITE 206 SHALL BE MAY 15, 1996.

     NOTWITHSTANDING ANY OF THE ABOVE, all of the terms and conditions of the original lease shall remain the same.

     IN CONSIDERATION WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

WITNESS:

/s/ [Signature Illegible]               By: /s/ Charles M. Evans
--------------------------------        ---------------------------------------
                                        Lessee: Mecklenburg Medical Group


WITNESS/ATTEST:

/s/ [Signature Illegible]               By: /s/ Diane B. Rivers
--------------------------------        ---------------------------------------
                                        Lessor: Park Medical Associates

                             PARK - 51 MEDICAL PARK

STATE OF NORTH CAROLINA                                     OFFICE LEASE
                                                                AND
COUNTY OF MECKLENBURG                                     GUARANTY AGREEMENT

     THIS OFFICE LEASE AND GUARANTY AGREEMENT, made and entered into this 16th day of May, 1988, by and between PARK-51 ASSOCIATES, a North Carolina general partnership, with an office in Charlotte, North Carolina, (hereinafter called the "Lessor"), party of the first part, and Mecklenburg Medical Group, P.A., (hereinafter called the "Lessee"), party of the second part:

                                  WITNESSETH:

     In consideration of the rental to be paid to the Lessor by the Lessee, as hereinafter provided, and of the covenants and agreements upon the part of the Lessor and the Lessee to be kept and performed, the Lessor hereby demises and leases to the Lessee, and the Lessee hereby leases and takes from the Lessor the second floor known as Suite Number ________ and shown on the Floor Plan attached hereto as Exhibit A and by reference made a part hereof (hereinafter called the "Leased Premises") located in the office building to be designed and constructed near the intersection of the public right-of-way of North Carolina Highway No. 51 and the public right-of-way of Willow Ridge Road, in Charlotte, North Carolina. Lessor shall, prior to delivery of possession to Lessee, install in the Leased Premises the improvements described in Exhibit B attached hereto. Lessor has made no representation or promises with respect to the Leased Premises, the common area or this Office Lease and Guaranty Agreement except as set forth herein.

     1. Term of Lease. The term hereof shall begin on the 1st day of March, 1989, and shall end at 12:00 midnight on the 28th day of February, 1999.

     2.   Rent Commencement and Determination of Exact Area.

          2.1 The Lessee shall not be required to take possession of the Leased Premises prior to March 1, 1989. If, for any reason, the Lessor fails to deliver the Leased Premises to Lessee for possession on March 1, 1989, this lease shall remain in full force and effect and rent shall commence on the Rent Commencement Date.

     2.2  The Rent Commencement Date shall be no earlier than the date on which
(1) a temporary or final certificate of occupancy for the premises has been issued by the appropriate governmental authorities having jurisdiction; (2) elevators, plumbing, heating and electrical facilities shall have been substantially completed to such extent that appropriate service to be rendered through such facilities can be supplied; and (3) the entrance and lobby of the building shall have been substantially completed as a means of ingress and egress in no manner substantially interfered with by any scaffolding, building materials, or other articles. Except as provided below, the Rent Commencement Date shall be the earlier of (i) the expiration of ninety (90) days after Lessee has been given possession of the Leased Premises for purposes of commencing the tenant improvements and decorating, or (ii) the day Lessee is open for business. A contractor and architect selected by Lessor shall make the tenant improvements. In the event there is a delay in completing tenant improvements beyond ninety (90) days which is caused by the contractor, the Rent Commencement Date shall be extended until such date as the improvements are completed. A delay resulting solely from the unavailability of, or delay in, delivery of tenant upfittings specifically selected by Lessee shall not be deemed a delay caused by the contractor.

     2.3 The portion of the Leased Premises actually to be upfitted and occupied by Lessee (the "occupied premises") shall be determined by final architectural drawings (which shall be prepared in consultation with Lessor and Lessee) delivered to Lessor and Lessee at least ninety (90) days before the anticipated Rent Commencement Date. Any remaining portion of the Leased Premises not to be occupied by the Lessee (the "unoccupied premises") may be assigned or sublet by the Lessee in conformity with Section No. 21 of this Lease. Lessor agrees to offer reasonable assistance to the Lessee in assigning or subletting the unoccupied premises, including referring inquiries to Lessee, meeting with prospective tenants and providing information concerning the unoccupied premises. The Lessee acknowledges that the unoccupied premises of other lessees may be assigned or sublet before Lessee's unoccupied premises are assigned or sublet. Nothing herein continued shall be deemed to limit or quality Lessee's obligatio to pay rent on the occupied and unoccupied premises for the full term of this Lease, unless modified pursuant to Section 21 of this Lease.

     3.   Rent

     3.1 The Lessee shall pay the Lessor, at the Lessor's office or at such other place as the Lessor may, from time to time designate in writing, base rental, as described herein, and adjusted rental, an described herein, (collectively referred to from time to time, as "Rent") during the lease term as follows:

        a.   Base Rent.     Beginning with the Rent Commencement Date, and
continuing for the full term of this Lease, the Base Rent shall be an amount of Eighteen and 50/100ths Dollars ($18.50) per square foot of Leased Premises per year, one-twelfth (1/12) of which shall be paid in advance on the first day of each month and shall be prorated for any portion of a month at the beginning or end of the lease term. Of said Base Rent, an amount of Four and 40/100ths Dollars ($4.40) per square foot of net rentable space shall constitute a Base Operating Expense (the "Base Operating Expense").

          b. Late Charge. A five percent (5)% late charge will be paid by Lessee on all rents not received by Lessor on or before the 10th day of each month.

          c. Adjusted Rent. In addition to the foregoing Base Rent, Lessee shall pay, as additional rent, such amount as may be necessary to reimburse the Lessor for the Lessee's share in any increase in Operating Expenses over the Base Operating Expense as hereinbefore defined, for each year of the lease term (the "Adjusted Rent"). The Adjusted Rent shall be paid on or before ten (10) days after receipt of notice of the amount of the Adjusted Rent from the Lessor and shall be that percentage of the increase in Operating Expenses that the total space rented by the Lessee if of the total net rentable space in the building (currently anticipated to be 37,200 square feet). At the option of the Lessor, Lessee may be billed monthly for one-twelfth (1/12) of the Adjusted Rent, as estimated by Lessor on a calendar year projection basis. In the event Lessee's share of the actual Adjusted Rent is less than the estimated Adjusted Rent payments collected by Lessor from Lessee, Lessor shall credit the difference to future payments of Lessee's Adjusted Rent. In the event Lessee's share of the actual Adjusted Rent is more than the estimated Adjusted Rent payments collected by Lessor from Lessee, Lessee shall pay Lessor for any difference within ten (10) days after receipt of a bill for the amount of such difference.

          d. Operating Expenses. The term "Operating Expenses" shall include all normal costs of operation and maintenance of the building, Leased Premises and common areas, including, but not limited to, all ad valorem taxes, premiums for insurance, management costs, utility and ventilation charges, building and parking lot security expense, parking lot maintenance, snow removal, janitorial and routine maintenance expenses and general tenant costs, but shall not include depreciation and the cost of capital improvements. On each Adjustment Date, or within one-hundred-twenty (120) days thereafter, the Operating Expenses for the most recently ended calendar year shall be computed and then compared with the Operating Expenses for the Base Year, then the Lessor shall notify the lessee of Lessee's proportionate share of the increased Operating Expenses and shall furnish to the Lessee a statement of Operating Expenses for the previous year. Within thirty (30) days following receipt of such notice and request for reimbursement of increased operating expenses. Lessee shall pay Lessor the billed amount in full. As used herein, the term "proportionate share" shall be defined to mean a fraction, the numerator of which is the total gross rentable area in the Leased Premises, together with that portion of any common area reasonably allocated to Lessee by Lessor, and the denominator of which is the total gross rentable area of the building, together with the total common area directly or indirectly serving the Leased Premises. The product resulting from the application of such fraction to the increases defined under this section shall constitute the amount of additional rent for increased Operating Expenses that Lessee is obligated to pay. The initial payment of increased Operating Expenses shall be prorated for that period of the first calendar year following commencement of the lease term.

     The term "Adjustment Date" as used in this lease shall mean and refer to January 1st of the first calendar year after the calendar year in which the term of this lease originally commences, and January 1st of each subsequent calendar year of the term of this lease or any renewal or extension thereof.

     The term "Base Year" as used in this lease shall mean and refer to the calendar year in which the term of this lease originally commences.

     4.   Tenant Upfitting Allowance.   Lessee shall be initially entitled to a
Tenant Upfitting Allowance of Twenty-three and no/100ths Dollars ($23.00) per square foot of interior space actually used. The Tenant Upfitting Allowance must be used for the basic upfitting of the Leased Premises in accordance with contractual arrangements to be made between Lessor and a contractor and architect of Lessor's choosing. To the extent Lessee's upfitting, improvement, and decoration of the leased Premises exceeds twenty-three Dollars ($23.00) per square foot, Lessee shall be responsible for such excess expenses.

     Any tenant Upfitting Allowance attributable to unoccupied premises, as defined in Section 2 hereof, shall be advanced at the time upfitting is accomplished, prior to actual occupancy.

     5.   Utilities.     Lessor shall furnish the Leased Premises with
electricity for routine lighting and the operation of general office adding machines which use 110 volt electric power and 20 amp circuits. Leasee shall not use any electrical equipment which in Lessor's opinion will overload the Building's electrical circuits or interfere with the use thereof by other tenants. Lessee shall not, without Lessor's prior written consent in each instance, connect any additional items (such as electrical heaters) to the Building's electrical distribution system or make any alteration or addition to such system. If Lessee shall use in the Leased Premises heat generating machines or equipment which affect the temperature otherwise maintained by the heating and air conditioning system, Lessor shall have the right to install supplemental air conditioning units and the cost thereof, including the cost of installation, operation and maintenance, shall be paid by Lessee upon demand. If the Lessee desires additional telegraphic or telephone connections, or the installation of any other electrical wiring, the Lessor will, upon receiving a written request from the Lessee, direct the electricians as to where and how the wires are to be introduced and run, and without such directions no boring, cutting or installation of wires will be permitted. The Lessee shall not install or erect any antennae, aerial wires or other equipment inside or outside the building without obtaining prior written approval from the Lessor. Lessor shall furnish a reasonable or appurtenant to the leased Premises and shall keep the plumbing therefor in working order.

      6. Heating and Air Conditioning. Lessor shall maintain and operate the heating and air conditioning systems for all parts of the building, except storage space. The heating and air conditioning systems shall be operated and maintained between the hours of 8:00 a.m. and 7:00 p.m. Monday through Friday and 8:00 and 12:00 noon on Saturday. Both heating and air conditioning systems shall be operated only when the Lessor, in its sole judgment, considers that the weather requires it.

      7. Parking. Lessor shall make available for use by Lessee, its employees, customers and guests, parking adjacent to the building.


      8. Interruption of Services. The lessor shall not be or become liable for damages to lessee alleged to be caused or occasioned by or in any way connected with or the result of any interruption, defect or breakdown from any cause whatever in any of the services herein referred to in Sections 3, 4 and 5, above. However, upon receipt of actual notice of any such interruption, defect or breakdown, Lessor will take such steps as are necessary to restore any such interrupted service or to remedy any such defect.

      9. Alterations. Any additions, improvements or alterations permitted herein shall be made at the expense of the Lessee. No addition, improvement, or alteration shall, at any time, be made which shall impair the structural soundness or diminish the value of the building. No addition, improvement or alteration shall be made without first obtaining the Lessor's written approval of the plans therefor. The Lessee shall furthermore first obtain the Lessor's written approval before any modification or changes are made in such plans after Lessor's approval thereof. No addition, improvement, or alteration shall be undertaken until the Lessee shall have procured and paid for all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction. All work done in connection with any additions, improvements or alteration shall be done in a good and workmanlike manner and in compliance with all building and zoning laws, and with all other laws, ordinances, rules, requirements of any Federal, State, or municipal government or agency having jurisdiction and shall be completed free of all mechanics or materialmen's liens. Any addition, improvement, or alteration to the Leased Premises, except moveable furniture, trade fixtures, medical equipment, and any cabinets placed by Lessee in the leased Premises, shall, at once, become the absolute property of the Lessor and remain upon, and be surrendered with, the Leased Premises as a part thereof at the expiration or earlier termination of this Lease, without disturbance or injury.

     10. Personal Property. All personal property brought into the Leased Premises by the Lessee shall be at the risk of the Lessee only, and Lessor shall not be liable for theft thereof or any damage thereto occasioned by an act of any Lessee, or other occupant of the building, or any other person. The Lessee may remove all personal property which Lessee has placed in the Leased Premises, provided Lessee repairs all damages to the Leased Premises caused by such removal. If the Lessee shall fail to remove all such property from the leased Premises upon the termination of the lease for any cause whatsoever, the Lessor may, at its option, remove the same in any manner that the Lessor shall choose and store it without liability to the Lessee for loss thereof. In such event, the Lessee shall pay to Lessor on demand any and all expenses incurred in such removal, including court costs, attorney's fees, and storage charges for the length of time the same shall be in the Lessor's possession. Alternatively, the Lessor may, at its option, without notice, and without legal process, sell the property or any part thereof at a private sale for such price as the lessor may obtain, and apply the proceeds of the sale to any amounts due under the lease and the expenses incident to removal and sale of said property.

     11. Repairs. The Lessor shall have no duty to the Lessee to make any repairs or improvements to the building except structural repairs necessary for safety and tenantability and such other repairs as are provided for herein.

     The Lessee shall not cause or permit any waste, damage, or injury to the Leased Premises or the building. The Lessee, at its sole expense, shall keep the Leased Premises as now or hereafter constituted with all improvements made thereto in good condition (reasonable wear and tear excepted), and shall make all repairs, replacements, and renewals necessary to maintain the Leased Premises. All repairs, replacements, and renewals necessary to maintain the Leased Premises shall be at least equal in quality of materials and workmanship to that originally existing in the Leased Premises. On default of the Lessee in making such repairs, replacements or renewals, the Lessor may, but shall not be required to, make such repairs, replacements and renewals for the Lessee's account, and the expense thereof shall constitute and be collectible as additional rent.

     The lessee shall indemnify the lessor against all costs, expenses, liabilities, losses, damages, suits, fines, penalties, claims and demands, including reasonable counsel fees, because of Lessee's failure to comply with the foregoing, and the lessee shall not call upon the Lessor for any disbursement or outlay whatsoever in connection therewith, and expressly releases and discharges the Lessor of and from any liability therefor.

     12. Condemnation. If the whole or any part of the Leased Premises shall be taken by any public authority under the power of eminent domain, the terms of this lease shall cease as to the part taken on the date possession of that part is surrendered and any unearned rent paid or credited in advance shall be refunded. The Lessee shall not be entitled to receive any part of any award or awards that may be made or received by the Lessor. The Lessee may at its own expense commence independent proceedings against the public authority exercising the power of eminent domain to prove and establish any other damage that Lessee may have incurred.

     13. Right of Entry. The Lessee agrees that the Lessor shall have the right to enter and to grant licenses to others to enter the Leased Premises at any time (a) to examine the Leased Premises, (b) to make alterations, additions and repairs to the Leased Premises or to the building (including the right, during the progress of such alterations, additions or repairs, to keep and store within the Leased Premises all necessary materials, tools and equipment), (c) for any purpose which the Lessor may deem necessary for the operation and maintenance of the building, (d) to remove placards, signs, fixtures, alterations or additions which do not conform to the terms of this lease or to the rules and regulations of the Leased Premises, and (d) to exhibit the Leased Premises to applicants for hire, prospective purchasers and/or Lessees and that no such entry shall render the Lessor liable to any claim or cause of action for loss of or damage to the business or property of the Lessee, by reason thereof, nor in any manner affecting the obligations and covenants of this Lease.

     14. Use and Occupancy. Lessee agrees that the Lessee shall keep the Leased Premises in good order and repair, except the portions thereof to be repaired by Lessor as provided herein, that the Leased Premises will be used only by practicing physicians licensed by the State of North Carolina, that no use of the Leased Premises shall be made that will conflict with the terms of any mortgage now or hereafter placed upon the Leased Premises, that no unlawful use of the Leased Premises will be made, that no sign, name, legend, notice or advertisement of any kind will be affixed, painted or displayed on any part of the building, except that the name and business or profession of the Lessee may be painted with appropriate lettering approved by the Lessor on the door or doors to the space leased by the Lessee; and upon the expiration or other termination of this lease, Lessee will vacate and surrender possession of the Leased Premises to the Lessor in as good condition as the Leased Premises were at the commencement of this lease, ordinary wear and tear only, excepted.

     15. Loss or Damage and Insurance. The Lessor shall not be liable for any damage to property in the Leased Premises or in or near the building caused by gas, smoke, steam, electricity, ice, rain, or snow which may leak from any part of the building, or from pipes, appliances, or plumbing works. The Lessor shall not be liable for any damage to persons or property sustained by the building, or due to any negligence of any tenant or occupant of the building, or any other person, other than the Lessor or its agents.

     The Lessee agrees to indemnify and hold the Lessor harmless from all claims for personal injuries, death, and property damage which occur as the result of the operation of Lessee's business in and about the Leased Premises by Lessee or any contractor or workman selected by or for Lessee.

     Lessee shall carry a minimum $500,000 liability insurance policy covering Lessee's business operations on the Leased Premises and Lessor shall be named as an additional insured thereunder. Lessee shall also carry insurance for the full insurable value of Lessee's trade fixtures, furnishings, and all other items of personal property of Lessee located on or within the Leased Premises.

     All such insurance shall be obtained from a company approved by Lessor, and a certificate evidencing the issuance of such policy or policies, together with evidence of the payment of premiums, shall be delivered to Lessor before the commencement of the term of this Lease, or before any use, occupancy or possession of the Leased Premises.

     Not less than ten (10) days prior to the expiration of any such policy or policies, evidence of the renewal of such policy or policies, or a new certificate, together with evidence of the payment of premiums for the renewal period or new policy, as the case may be, shall be delivered to Lessor. All such insurance shall contain an agreement by the insurance company that the policy or policies will not be cancelled, or the coverage changed, without ten (10) days prior written notice to Lessor.

     The Lessor shall keep the building insured against loss or damage by fire with extended coverage endorsement in an amount sufficient to prevent the Lessor from becoming a co-insurer under the terms of the applicable policies, but, in any event, in an amount not less than 80% of the full insurable value as determined, from time to time. The term "full insurable value" shall mean actual replacement cost (exclusive of the cost of excavation, foundations, and footings below the basement floor) without deduction for physical depreciation. Such insurance shall be issued by financially responsible insurers duly authorized to do business in this State. The Lessee shall not use the Leased Premises in any manner which will increase the premium rate for any kind of insurance affecting the Leased Premises. If, because of anything done, caused to be done, permitted or omitted by the Lessee, the premium rate for any kind of insurance affecting the building shall be raised, the Lessee agrees that the amount of the increase in premium which the Lessor shall be thereby obligated to pay for such insurance shall be paid by the Lessee to the lessor on demand, and that if the Lessor shall demand that the lessee remedy the condition which caused the increase in the insurance premium rate the Lessee will remedy such condition within five (5) days after such demand. The Lessee agrees that the lessee shall not do, nor cause to be done, nor permit on the leased Premises anything deemed extra hazardous on account of fire. Prudent use of equipment normally and typically used in the office of a practicing physician licensed by the State of North Carolina will not be considered a hazardous condition.

     16. Taxes. Except as hereinafter provided, Lessor shall pay when due all taxes and assessments of any kind or nature which may be imposed upon the leased Premises; and the Lessee shall pay when due all taxes and assessments of any kind of nature imposed or assessed upon fixtures, equipment, merchandise or other property installed in or brought into the leased Premises by Lessee.

        Commencing with the calendar year 1990, Lessee agrees to pay to Lessor each year on demand, as additional rent, "Lessee's share of excess real estate taxes," if any. Lessee shall make such payment in any event within ten (10) days of receipt by it of written demand therefor from Lessor. Lessor's current practice is to pay such taxes in December of each year and to demand reimbursement therefor from tenants of the building by December 1st of the same year. If Lessee shall fail to make such payment within said time period a penalty shall be added thereto and paid by Lessee in that amount equal to the greater of five percent (5%) of the amount thereof or interest thereon computed at the rate of eighteen percent (18%) per annum from the date Lessor shall so demand payment to the date Lessee shall actually make payment. Lessee's share of excess real estate taxes for any such calendar year shall be the amount equal to the product obtained by multiplying the number of square feet of gross floor area of the leased Premises by the amount, if any, that the "current tax per square foot" for such calendar year exceeds the "basic tax per square foot." The basic tax per square foot shall be computed by dividing the amount of the total real estate tax levied on land described in Exhibit B and the improvements located thereon for the year 1989, by the total number of rentable square feet in the building reflected in such assessment. The current tax per square foot for any calendar year shall be computed by dividing the amount of the total real estate taxes levied on the land described in Exhibit B and the improvements located thereon for such calendar year by the total number of rentable square feet in the building reflected in such assessment.

        17. Indemnity. The Lessee agrees to indemnify and save harmless the lessor and the agents, servants and employees of the Lessor against and from any and all claims by or on behalf of any person, firm or corporation arising by reason of injury to person or property occurring in the Leased Premises or the building, occasioned in whole or in part by any act or omission on the part of the lessee or an employee (whether or not acting within the scope of employment), agent, visitor, assign or undertenant of the Lessee, or by reason of any unlawful use of the leased Premises or any breach, violation or non-performance of any covenant in this lease on the part of the Lessee to be observed or performed, and also for any matter or thing growing out of the occupancy or use of the Leased Premises by the Lessee or anyone holding or claiming to hold through or under the Lessee. Lessee agrees to pay for all damage to Lessees or occupants thereof, caused by Lessee's misuse or neglect of said Leased Premises, its apparatus or appurtenances. Lessor shall not be liable to Lessee for any damage by, or from any act or negligence of, any co-lessee or other occupant of the building or by any owner or occupant of adjoining or contiguous property.

        18. Fire or Other Casualty. The Lessor agrees that if, before or during the term of this lease, all or any part of the leased Premises shall be damaged by fire or other casualty insured under the standard extended coverage endorsement applicable to the Leased

Premises, the building and the common area, and such fire or other casualty is not occasioned by the act of the lessee or the servants or agents of the lessee, Lessor shall, except as otherwise provided herein (but only to the extent the holder of the mortgage lien on the building permits release of insurance proceeds), cause said Leased Premises to be repaired and rebuilt with reasonable diligence after notice to it of the damage, due allowance to be made for any delay resulting from so-called "labor troubles" or any other cause beyond the Lessor's reasonable control, provided, however, that the Lessor shall not be required to repair, rebuild or replace any property which the Lessee may be entitled to remove or which the Lessor may require the Lessee to remove from the leased Premises pursuant to Section No. 10, and provided further that if there is a substantial interference with the operation of the Lessee's business in the Leased Premises requiring the Lessee temporarily to close its business, the rental shall be equitably apportioned for the duration of such repair, rebuilding or replacement in proportion to the extent to which there is interference with the operation of the Lessee's business provided further, however, that the term of this lease shall not in any event be extended. But if the building be so damaged that the Lessor shall decide not to cause said building to be repaired and restored, the Lessor may terminate this lease by notifying the Lessee within reasonable time after such damage of the Lessor's election to terminate this lease, immediately if the term shall not have commenced, or on a date to be specified in such notice if the term of this lease has commenced, whereupon this lease shall expire and all interest of the Lessee in the leased Premises shall terminate on the date specified in such notice, and the rent shall be apportioned and paid up to the time of such fire or other casualty if the leased Premises are damaged, or up to specified date of termination if the Leased Premises are not damaged. Notwithstanding the foregoing provisions, in the event the Leased Premises shall be damaged by fire or other insured casualty due to the fault or neglect of the Lessee, or the Lessee's servants, employees, contractors, agents, visitors, or licensees, then, without prejudice to any other rights and remedies of the Lessor, and provided the damage is repaired by the Lessor, there shall be no apportionment or abatement of any rent. Except to the extent provided for in this paragraph, neither the rent payable by the Lessee nor any of the Lessee's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Leased Property by any cause whatsoever, and the Lessee hereby expressly waives any and all additional rights it might otherwise have under any law or statute.

19. Default. In the event there is a default in the payment of rent for a period of five (5) days following written notice of same be Lessor to lessee, the Lessor, without prejudice to any other rights or remedies that it may have, shall have the right, immediately or at any time thereafter, to terminate the lease and to re-enter the Leased Premises and remove all persons and property from the leased Premises. In the event the Lessee shall neglect to keep or perform any other covenant, agreement or condition of this lease or shall fail to conform to any of the building rules and regulations now in force or hereafter adopted by the Lessor, the

Lessor shall give written notice of such default to the Lessee; and in the event that such default is not rectified within ten (10) days from the date of such notice, then the Lessor shall have the right, in its sole discretion, to enter the Leased Premises immediately or at any time thereafter and cure the default at Lessee's sole cost and expense or remove the Lessee from the leased Premises, without prejudice to any other remedies of the Lessor. In the event of any such re-entry, the lessee hereby waives all claims for damages which may be caused by the re-entry of the Lessor and will save the Lessor harmless from any loss, cost or damages occasioned Lessor thereby, and no such re-entry shall be considered or construed to be a forcible entry. Should the Lessor elect to re-enter the Leased Premises as herein provided, or should it take possession pursuant to legal proceedings, it may either terminate this lease or it may from time to time, without terminating this lease, re-let the Leased Premises or any part thereof on Lessee's Account for such time or times and at such rental or rentals and upon such other terms and conditions as the Lessor in its sole discretion may deem advisable, with the right to make alternations and repairs to the Leased Premises, and the lessee shall pay the amount or rent due under this lease to the date of the beginning of payment or rent pursuant to any such re-letting, together with the cost of such re-letting including the cost of any alternations and repairs to the leased Premises, and the Lessee will thereafter pay monthly during the remainder of the term of this lease the difference, if any, between the rent collected from such re-letting and the rent reserved in this lease if such rent collected is less than that reserved in the lease. No such re-entry or taking possession of the Leased Premises by the Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to the Lessee. Notwithstanding any such re-letting without termination, the Lessor may, at any time after the occurrence of any default set out in this Section No. 19, elect to terminate this lease and may terminate it by giving written notice to that effect to the Lessee.

     If the lessor shall at any time terminate this lease on account of any default set out in this paragraph, in addition to any and all remedies it may have, it may recover from the Lessee all damages that it may suffer by reason of the termination of this lease, including, but not limited to, the cost of recovering possession of the leased Premises, reletting the Premises, lease commissions, attorney's fees, upfitting costs which the Lessor deems necessary for a new tenant, and the excess, if any, of the amount of rent and other amounts to be paid by the Lessee under the terms of this lease for the remainder of the stated term, over the then reasonable rental value of the premises for the remainder of the stated term.

     20. Constructive Default. If, before or during the term of this lease, the Lessee shall become insolvent, make a transfer in fraud of creditors, by adjudged a bankrupt, or if any proceeding, whether voluntary or involuntary, under the Federal bankruptcy laws shall be filed by or against the lessee, then such occurrence shall be deemed a breach of this lease and, upon the happening of such event, this lease shall terminate, and the Lessee shall be liable for all damages sustained by the Lessor as provided by law. If, before or during the term of this lease or any renewal thereof (a) the Lessee shall make an assignment for the benefit of creditors of (b) a receiver shall be appointed for the property of the Lessee by order of a court of competent jurisdiction by reason of the insolvency or alleged insolvency or otherwise of the Lessee, or
(c) any department of the State or Federal government, or any officer thereof authorized by order of court shall take possession of the business property of the Lessee by reason of the insolvency or alleged insolvency of the Lessee, or
(d) there shall occur the death or disability to practice medicine of the Lessee (or, if the Lessee is a corporation, association, or partnership, the death or disability of all physicians who are members or employees thereof), or (e) the Leased Premises are vacated, or (f) the Lessee fails to comply with any other term of this lease or any of the rules and regulations now or hereafter established (or the operation of the building, or (g) should execution issue on any judgment and be levied against Lessee's interests in said Leased Premises under this lease, then, upon the happening of any one or more of such events, at the option of the Lessor, this lease may be terminated by the Lessor by written notice to that effect to the Lessee, and the Lessor shall in addition to any other remedies provided by law in case of default by the lessee, be entitled to the damages set out in the last sentence of Section No. 19, above.

     21. Assignment and Subletting. This lease shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors, and such assigns and sublessees as are not prohibited hereunder. Lessee shall not assign this lease or sublet the Leased Premises in whole or in part without the Lessor's prior written consent, which consent shall not be unreasonably withhold provided that the assignee or sublessee is a practicing physician licensed by the State of North Carolina. Any such permitted assignment and subletting shall be subject to and governed by the terms of this lease and tenant shall remain liable for the full performance of all conditions of this lease and the payment of all rents hereunder.

     If the Leased Premises contains less than 2,000 square feet, Lessor may upon sixty (60) days notice to Lessee, require Lessee to relocate, at Lessor's expense, into substantially similar premises elsewhere in the building for the unexpired term hereof.

     22. Building Rules and Regulations. The Lessee has read the rules and regulations attached hereto as Exhibit C and made a part hereof, and hereby agrees to abide by and conform to the same and such further rules and regulations as the Lessor may, from time to time, make or adopt for the care, protection and benefit of the building or the general comfort and welfare of its occupants. The Lessee further agrees that the Lessor shall have the right to waive any or all of such rules in the case of any one or more lessees in the building without affecting the Lessee's obligations under this lease and said rules and regulations and that the Lessor shall not be responsible for the non-conformance by any other lessee to any of said rules or regulations.

     23. Janitorial Services. The Lessor will provide reasonable janitorial services as more particularly described in the Building Rules and Regulations; provided, however, the Lessor's sole responsibility for any duty in respect to any such janitorial services shall be that of the exercise of due care in the selection of any persons or firms which may be engaged by Lessor for the purpose of actually rendering such janitorial services.

     24. Quiet Enjoyment. The Lessor agrees that the Lessee on paying the stipulated rental and keeping and performing the agreement and covenants herein contained, shall hold and enjoy the Leased Premises for the term aforesaid, subject, however, to the terms of this lease.

     25. Waiver. The waiver by Lessor of any breach of any covenant or agreement herein contained shall not be deemed to be a waiver of such covenant or agreement or any subsequent breach of the same or any other covenant or agreement herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any covenant or agreement of this lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     26. Possession After Termination. If Lessee shall fail to vacate and surrender the possession of the Leased Premises at the termination of this lease, whether by expiration of the term hereof, default or any other basis, the lessor shall in addition to any and all other rights provided herein and provided by law and without waiving any such rights or extending the term of this lease, be entitled to recover from the Lessee as liquidated damages an amount equal to two times the amount of rental Lessee would have paid for a period prior to termination equal in time to the period from the termination of this lease until date said premises are vacated and surrendered.

     27. Delay in Delivery. In the event said Leased Premises, for any cause whatever, are not delivered to the Lessee or to the Lessee's agent for the purpose of performing Lessee's improvements thereto at the commencement of term hereof, the rental shall abate until said premises are made available to Lessee, but the term hereof shall not be extended by reason of any such delay. The rental payable for any fractional part of a month shall be prorated.

     28. Adjustments to Base Rent. The Base Rent stipulated in Section No. 2 hereof shall be increased on January 1st of the first Calendar year following the year in which the term of this lease originally commences and on January 1st of each subsequent year of the lease term by an amount equal to the previous year's rental times the percentage increase during the past year in the Consumer Price Index (1967=100), "All Items" for All Urban Consumers Southeastern Region published on the date nearest to each such date by the Bureau of Labor Statistics of the United States Department of Labor; or, in such Index shall not then be in use by the index most nearly comparable thereto. The initial adjustment of Base Rent shall be prorated for that period (e.g., a lease commencing on July 1st would be increased on the following January 1st by only one-half (1/2) the stipulated amounts).

     29. Mortgages and Mortgagees. This Lease is, and shall remain, subject and subordinate to all mortgages affecting the premises generally and the Leased Premises in particular and the Lessee shall promptly execute and deliver to the Lessor such documents as the Lessor may request, showing the subordination of this Lease to such mortgages, and in default of the lessee's doing so, the Lessor shall be, and hereby is, authorized and empowered to execute such documents in the name and as the act and deed of the lessee. This authority is coupled with an interest and is irrevocable.

     The Lessee recognizes that the Lessor has or will mortgage the Leased Premises to one or more holders of (a) construction, term, and/or long-term permanent mortgage(s). In the event of default, under the terms of any such mortgage prior to the expiration dates hereof, the mortgage(s) or owner(s) may acquire the lease fee interest of the Lessor and the Lessee agrees to make full and complete attornment to the mortgage(s) or owner(s), its (their) successors and assigns, for the balance of the term of this Lease, including any extensions and renewals thereof, upon the same covenants and conditions as are contained herein, so as to establish direct privity of estate in contract between the mortgage(s) or owner(s) and the Lessee and with the same force and effect as though this Lease was originally made directly from the mortgagee(s) or owner(s) to the Lessee.

     30. Approval. This Lease is subject to the approval of the company or companies which provide financing on the property in which the Leased Premises are located and any refinancing thereof, and shall be modified or altered to embody any terms required by said company or companies.

     31. Estoppel Certificates. Lessee agrees to provide Lessor, within five (5) days of a written request therefor, a certificate in form and substance satisfactory to Lessor stating (i) that this Lease is in full force and effect;
(ii) the date through which rent has been paid; (iv) that there are no defaults existing under this Lease or, if any default exists, specifying such default and the actions required to cure such default; and (v) such other matters as Lessor may reasonably require.

     32. Notice to Lessor. Anything in this Lease to the contrary notwithstanding, Lessee agrees that it will not terminate this Lease or withhold any rent due hereunder because of Lessor's default in the performance hereof until Lessee has first given written notice to the Lessor, and to the holder of any mortgage, and, if the Lessor is not the owner, then also to the owner specifying the nature of such default by the Lessor and allowing the Lessor, such mortgage holder, and owner, or any of them, thirty (30) days after date of such notice to cure such default or a reasonable period of time in addition thereto if circumstances are such that said default cannot reasonably be cured within said thirty (30) day period, and provided that the defaulting Lessor promptly takes action to cure such default and pursues such action with due diligence.

     33.  Governmental Requirements.    The Lessee shall, at its own expense,
promptly comply with all requirements of any legally constituted public authority necessitated by reason of the Lessee's occupancy of the Leased Premises.

     34.  Rights and Remedies.     All rights and remedies of the Lessor herein
shall be cumulative, and none shall be exclusive of any other, or of any rights and remedies allowed by law, and pursuit of any one of said rights or remedies does not preclude pursuit of any one or more of the other of said rights or remedies.

     35. Guaranty. For valuable consideration given, the receipt and sufficiency of which is hereby acknowledged, the undersigned persons (hereinafter called "Guarantors") constituting all of the partners of the Lessee (if the Lessee is a partnership) or all of the shareholders of the Lessee (if the Lessee is a corporation or professional association hereby jointly and severally unconditionally guarantee and promise, on demand, to pay PARK-51 ASSOCIATES (hereinafter called "Lessor"), in lawful money of the United States, all rents and other sums reserved in the Lease, and to ensure that all of the terms, covenants, and conditions of this Lease that are so required to be kept, observed, or performed by Lessee are kept, observed and performed by Lessee. Guarantors undertake and agree to pay all of the foregoing amounts and perform all of the foregoing terms, covenants, and conditions notwithstanding that the Lease shall be void and voidable as against Lessee or any of Lessee's creditors, including a trustee in bankruptcy of Lessee, by reason of any fact or circumstance including, without limiting the generality of the foregoing, failure by any person to file any document or to take any other action to make the Lease enforceable in accordance with its terms.

     This Guaranty is a continuing one and shall terminate only upon full payment of all rents and all other sums due under the Lease and the performance of all of the terms, covenants, and conditions therein required to be kept, observed, or performed by the Lessee, including such payment and performance under all schedules made a part of said Lease, whether to be performed before or after the last rental payment has been made under the Lease.

     Guarantors authorize Lessor, without notice or demand, and without affecting their liability hereunder, from time to time, to: (a) change the amount, time, or manner of payment or rent or covenants, conditions, or provisions of the Lease; (b) amend, modify, change or supplement the Lease; (c) assign the Lease or the rents and other sums payable under the Lease; (d) consent to Lessee's assignment of the Lease or to the sublease of all, or any portion, of the property covered by the Lease; (e) take and hold security for the payment of this Guaranty or the performance of the Lease, and exchange, enforce, waive, and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lessor, in its discretion, may determine; and (g) release or substitute any one or more of the Guarantors.

     Guarantors waive any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held from Lessee; (c) pursue any other remedy in Lessor's power whatsoever; (d) notify Guarantors of any default by Lessee in the payment of any rent or other sums reserved in the Lease or in the performance of any term, covenant, or condition therein required to be kept, observed, or performed by Lessee. Guarantors waive any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation, from any cause whatsoever, of the liability of the Lessee. Until the repayment of all rents and all other sums due under the Lease and the performance of all of the terms, covenants, and conditions therein required to be kept, observed, or performed by Lessee, Guarantors shall have no right of subrogation, and waive any right to enforce any remedy which Lessee now has, or may hereafter have, against Lessee, and waive any benefit of, and any right to participate in, and security now, or hereafter, held by Lessor. Guarantors waive all presentments, demands for performance, notices of non-performance, protests, notices of dishonor, and notices of acceptance of this Guaranty.

     Guarantors agree to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lessor in the enforcement of this Guaranty.

     The obligations of the undersigned hereunder are joint and several, and are independent of the obligations of the Lessee. A separate action or actions may be brought and prosecuted against the Guarantors, or any of them, whether any action is brought against the Lessee or whether the Lessee be joined in any such action or actions; and the Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof. The Guarantors agree that the liability of each is absolute and unconditional without regard to liability of any other party, and that the Guarantors' liability hereunder, as a several liability, is independent of any other guarantees at any time in effect with respect to all or any part of the Lessee's liability to the Lessor, and that the Guarantors' liability hereunder may be enforced, regardless of the existence of any other such guarantees. The liability of the Guarantors shall be primary under this Guaranty and, if any right of action shall accrue to the lessor, the Lessor may, at its option, proceed against the Guarantors, jointly and severally, without having commenced any action or having obtained any judgment against the Lessee - it being the understanding that this Guaranty is a guaranty of payment and not of collection.

     Anyone signing this Lease shall be bound hereby, whether or not anyone else signs this Lease at any time. If there is but a single Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular, wherever the context and construction so require; and, if this Guaranty is executed by more than one (1) Guarantor, the word "Guarantors" shall mean all and any one (1) or more of them.

     This Guaranty shall inure to the benefit of Lessor, its successors and assigns, and shall be binding upon the heirs, personal representatives, successors and assigns of each of the Guarantors.

     36. Severability. If any term of this Lease is declared to be illegal or unenforceable, the unaffected terms shall remain in full force and effect.

     37. Parties. The words "Lessor" and "Lessee" as used herein shall include the parties to the lease, whether singular or plural, masculine or feminine, or corporate, partnership or other entity and their heirs, personal representatives, successors and assigns.

     38. Memorandum of Lease. The parties hereto agree to execute the Memorandum of Lease attached hereto as Exhibit D, and either party may record the same at its expense in the Mecklenburg County Register of Deeds Office.

     39. Tenant Improvement Agreement. This agreement is subject to the terms and agreements contained in the Tenant Improvement Agreement attached hereto as Exhibit E.

     40. Notices. Wherever in this lease it shall be required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall be in writing and shall be delivered by Registered or Certified Mail, Return Receipt Requested, deposited with the U.S. Postal Service to the respective addresses set forth below. All notices or demands provided under the terms of this lease shall be deemed effective on the first to occur of the following: (a) three (3) business days after mailing as evidenced by Certified Mail, Return Receipt Requested; or (b) when actually received by the other party. The address of either party may be changed from time to time by either party serving notice as provided above.

ADDRESS OF LESSOR                              ADDRESS OF LESSEE

                        Prior to Commencement of Lease:

  122 Cherokee Road                          3535 Randolph Road
------------------------------------      --------------------------------------
  Charlotte, N.C. 28207                      Charlotte, N.C. 28211
------------------------------------      --------------------------------------
Attention:   Diane B. Rivers              Attention:   Charles M. Evans
------------------------------------      --------------------------------------

                          After Commencement of Lease:


------------------------------------      --------------------------------------
  Same                                       Same
------------------------------------      --------------------------------------
Attention:                                Attention:
------------------------------------      --------------------------------------

     41. Controlling Law. This Lease is entered into in North Carolina and shall be enforced and construed in accordance with the laws thereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this lease in triplicate as of the day and year first above written.

                                        LESSOR:

                                        P-51 Associates
Attest:                                 By: /s/ Diane B. Rivers
                                            ---------------------------------

By: /s/ [Signature Illegible]           Title: General Partner
   ----------------------------------          ------------------------------

Title:
       ------------------------------

                                        LESSEE:
                                        MECKLENBURG MEDICAL GROUP, P.A.

Attest:                                 By: /s/ [Signature Illegible]
                                            ---------------------------------

By: /s/ [Signature Illegible]           Title: President
    ---------------------------------          ------------------------------

Title: Sec
       ------------------------------

(Corporate Seal)

WITNESSES:                              GUARANTORS:

/s/ [Signature Illegible]               /s/ [Signature Illegible]      (SEAL)
-------------------------------------   -------------------------------------

/s/ [Signature Illegible]               /s/ [Signature Illegible]      (SEAL)
-------------------------------------   -------------------------------------

/s/ [Signature Illegible]               /s/ [Signature Illegible]      (SEAL)
-------------------------------------   -------------------------------------

                                   EXHIBIT A

                                       TO

                              PARK-51 MEDICAL PARK

                                  OFFICE LEASE

                                      AND

                               GUARANTY AGREEMENT


                                   FLOOR PLAN

                                 (To be added)

                                   EXHIBIT B

                                       TO

                              PARK-51 MEDICAL PARK

                                  OFFICE LEASE

                                      AND

                               GUARANTY AGREEMENT


                            IMPROVEMENTS TO BE ADDED

                               TO LEASED PREMISES

                                 BY THE LESSOR

                                 (To be added)

                                   EXHIBIT C

                                       TO

                              PARK-51 MEDICAL PARK

                                  OFFICE LEASE

                                      AND

                               GUARANTY AGREEMENT


                             RULES AND REGULATIONS

     1. The sidewalks, entrances, hallways, elevators and stairways shall not be obstructed by any Lessee or used by the Lessee for any other purpose than for ingress and egress. Lessee shall inform the Lessor when Lessee desires to use an elevator for other than passenger service. Safes and other heavy articles shall be carried up or into the leased Premises in such manner as the Lessor shall prescribe. Lessor shall have the right to specify maximum weight and position of any such safe or other heavy articles.

     2. A Directory in a conspicuous place, with the names of the Lessees, will be provided by the lessor.

     3. Lessor will provide Janitor Services for trash removal, window cleaning, floor and wall cleaning and dusting. All Lessees will be required to utilize such Janitor Services provided by the Lessor, unless other arrangements are approved by Lessor in writing. Persons in charge of said Janitor Services may at all times keep a pass key, and said Janitor Services and other agents of the Lessor shall at all times be allowed admittance to said Leased Premises. Cleaning is to be done on a five-day basis, Monday through Friday. Carpet cleaning is excluded from normal janitorial duties, but is available, if requested, at an additional charge. Any person employed by the Lessee to do janitorial work shall, while in the building, be subject to such rules and regulations as the lessor shall, from time to time, establish, but shall not be considered to be the agent or servant of the building property manager or of the Lessor.

     4. No additional locks shall be placed upon any doors without written consent of the Lessor, nor shall any duplicate keys be made or obtained other than by or through Lessor.

     5. Toilets rooms and other water apparatus shall not be used for any purpose other than those for which they were constructed.

     6. Lessee shall not make improper noises or disturbances of any kind, sing, play or operate musical instruments, radio or television sets or any machine or device in such fashion as may be deemed by Lessor to interfere with other occupants of the Building.

     7. The installation of window shades or awnings shall not be permitted. However, draperies and curtains may be installed subject to lessor's prior written approval of method of installation including hanging hardware and of shape, color, material, quality, design and texture of any such draperies or curtains as may be prescribed by the Lessor with flame spread approved by the appropriate City and/or County Building Inspector.

     8. Lessee or its employees shall not:

          a. Keep animals or birds on the premises;
          b. Allow bicycles or similar vehicles in the Building;
          c. Throw anything through windows or down stairways;
          d. Leave premises unoccupied without locking all doors, extinguishing lights and turning off water outlets;
          e. Use premises for lodging rooms, gambling, or any immoral purpose;
          f. Open windows while the air conditioning system is operating;
          g. Keep kerosene, burning fluid and/or other highly flammable material on the premises without Lessor's consent;
          h. Make adjustments to heating and air conditioning controls, plumbing apparatus, electrical fixtures and equipment, windows and doors. (Notify Lessor if any such devices are desired.)

     9. The Lessor shall not be liable for any damages due in stoppages or malfunctions of any sort of the elevators, heat and air conditioning systems, plumbing fixtures and the electrical power and lighting system and telephone system. Anything contained herein to the contrary notwithstanding, in the event any interruption of the above-described utility services shall result in the substantial impairment of Lessee's use of the Leased Premises on the common areas and this disruption continues for more than sixty (60) days, Lessee may then elect to immediately terminate this lease at any time, in which event his lease and the obligations and responsibilities of the parties hereto shall automatically cease and be of no further force and effect.

     10. The lessee will reimburse the Lessor for the cost of repairing any damage to the Leased Premises or other parts of the Building caused by the Lessee or the agents or employees of the Lessee, including replacing any broken glass.

     11. The Lessor reserves the right at all times to exclude loiterers, vendors, solicitors and peddlers from the Building, and to require registration, satisfactory identification and credentials from all persons seeking access to any part of the Building. The Lessor will exercise its best judgment in the execution of such control but shall not be held liable for the granting or refusal of such access.

     12. The Lessee shall observe and obey all parking and traffic regulations imposed on the leased Premises and common areas. Parking areas adjacent to the Building are for the use of Lessee and visitors to the Building only. The Lessor reserves the right to designate no-parking zones, traffic rights-of-way and general parking area procedures including the right to designate special parking areas for staff employees of Lessee. If parking in such areas shall be controlled by electronic gates, Lessee shall utilize only such means of ingress and egress to such parking areas as Lessor shall from time to time permit. Upon the termination of the lease, the Lessee, its agents and employees shall return all parking cards or permits which may have been issued to them.

13. The Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment it may, from time to time, deem necessary for the safety, care and cleanliness of the leased Premises and the common areas, and for the preservation of good order therein. Any such additional rules and regulations shall be binding upon the lessee to the same extent as if they had been inserted herein at the time of the execution hereof.

                                   EXHIBIT D

                                       TO

                              PARK-51 MEDICAL PARK

                                  OFFICE LEASE

                                      AND

                               GUARANTY AGREEMENT

STATE OF NORTH CAROLINA  )
                         )         MEMORANDUM OF OFFICE LEASE
COUNTY OF MECKLENBURG    )

     PARK-51 ASSOCIATES, a North Carolina general partnership (hereinafter the "Lessor") hereby Leases to _____________________________________ (hereinafter the "Lessee") for a term beginning the ______ day of _____________, 19__ and continuing for a maximum period of up to and including _____________________, including extensions and renewals, if any, the following property (the "Leased Property"):

                         See Exhibit A attached hereto
                      and incorporated herein by reference

     The provisions set forth in a written office Lease and Guaranty Agreement (the "Lease") between the parties hereto and others dated the ______ day of _____________, 19__, are herein incorporated in this Memorandum.

     Copies of the Lease are on file at:

     Cannon & Blair, P.A.
     221 South Tryon Street
     Charlotte, North Carolina 28202
     ATTN: W. Bradley Blair, II, ESQ.
     (704)376-9111

     and

     ________________________________
     ________________________________
     ________________________________
     ________________________________
     ________________________________

                                        LESSOR:

                                        PARK-51 ASSOCIATES, A North Carolina
                                        General Partnership

                                    By: /s/ Diane B. Rivers
                                        ------------------------- (SEAL)
                                        -------------------, Managing General
                                          Partner


                                        LESSEE:

(CORPORATE SEAL)                        /s/ Mecklenburg Medical Group
                                        --------------------------------------


ATTEST:

-------------------------------     By: /s/ Charles M. Evans
----------------------Secretary         --------------------------------------